UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2009

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

Chesapeake Energy Corporation is filing this Current Report on Form 8-K to reflect certain required accounting adjustments and reclassifications described below with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 Form 10-K”) filed on March 2, 2009 with the Securities and Exchange Commission. Neither this Report nor the Exhibits hereto reflect any events occurring after March 2, 2009 or modify or update the disclosures in our 2008 Form 10-K that may have been affected by subsequent events. Accordingly, this Report should be read in conjunction with the 2008 Form 10-K and our filings made with the SEC subsequent to the filing of our 2008 Form 10-K, including any amendments to those filings.

As previously disclosed in our 2008 Form 10-K, in May 2008 the Financial Accounting Standards Board issued Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”), which clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion. FSP APB 14-1 requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer’s nonconvertible debt (unsecured debt) borrowing rate when interest cost is recognized. FSP APB 14-1 requires bifurcation of a component of the debt, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as part of interest expense in the issuer’s consolidated statement of operations. On January 1, 2009, we adopted and applied retrospectively FSP APB 14-1. The adoption of FSP APB 14-1 affects the accounting for our 2.75% Contingent Convertible Senior Notes due 2035, our 2.5% Contingent Convertible Senior Notes due 2037 and our 2.25% Contingent Convertible Senior Notes due 2038.

We have adjusted in Exhibit 99.1 to this Report the following financial information contained in our 2008 Form 10-K to reflect our retrospective application of FSP APB 14-1 to conform with the presentation we adopted in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009:

•	Part I, Item 1 – Business

•	Part II, Item 6 – Selected Financial Data

•	Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8 – Financial Statements and Supplementary Data

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Updates to Chesapeake Energy Corporation’s 2008 Form 10-K:
Part I, Item I, Business
Part II, Item 6, Selected Financial Data
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8, Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date: June 25, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Updates to Chesapeake Energy Corporation’s 2008 Form 10-K:
Part I, Item I, Business
Part II, Item 6, Selected Financial Data
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8, Financial Statements and Supplementary Data

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